UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	November 21, 2013
(Date of earliest event reported)	November 18, 2013

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01		Regulation FD Disclosure

On November 18, 2013, we announced we will participate in the RBC Capital Markets’ MLP Conference on Thursday, November 21, 2013, in Dallas, Texas. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The materials utilized at the conference will be accessible on the ONEOK Partners website, www.oneokpartners.com, on Thursday, November 21, at 8:00 a.m. Eastern Standard Time (7:00 a.m. Central Standard Time).

On November 19, 2013, we announced plans to invest $650 million to $780 million in additional Williston Basin growth projects. A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

On November 20, 2013, we and ONEOK, Inc. (ONEOK) announced we will participate in the Bank of America Merrill Lynch Global Energy Conference on Thursday, November 21, 2013, and Friday, November 22, 2013, in Miami, Florida. A copy of the news release is attached as Exhibit 99.3 and is incorporated herein by reference.

The conference will be webcast and will be accessible on the ONEOK and ONEOK Partners websites, www.oneok.com and www.oneokpartners.com. The presentation will be posted on the ONEOK and ONEOK Partners websites on November 21, at 8:00 a.m. Eastern Standard Time (7:00 a.m. Central Standard Time).

The information disclosed in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		News release issued by ONEOK Partners, L.P. dated November 18, 2013 - RBC Capital Markets’ MLP Conference.
99.2		News release issued by ONEOK Partners, L.P. dated November 19, 2013 - Williston Basin Growth Projects.
99.3		News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated November 20, 2013 - Bank of America Merrill Lynch Energy Conference.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	November 21, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONEOK Partners, L.P. dated November 18, 2013 - RBC Capital Markets’ MLP Conference.
99.2	News release issued by ONEOK Partners, L.P. dated November 19, 2013 - Williston Basin Growth Projects.
99.3	News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated November 20, 2013 - Bank of America Merrill Lynch Energy Conference.

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